UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Center Drive, Suite 200

Park City, UT 84098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                   Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange
Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 regarding the Note (as defined below) is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 24, 2026, IIP-IL 2 LLC (the “Borrower”), an indirect subsidiary of Innovative Industrial Properties, Inc. (the “Company”), issued a promissory note (the “Note”) in favor of Generations Bank (the “Lender”) evidencing a $20.0 million secured term loan (the “Loan”) maturing on April 22, 2029.

The Note bears interest at a fixed rate of 9.00% per annum (subject to the maximum rate permitted by law and adjustment upon an event of default). For the first twelve months, the Borrower is required to make interest-only monthly payments, after which the Loan amortizes based on a 20-year schedule, with a balloon payment due at maturity.

The Loan is secured by, among other things, mortgages and security interests in the Borrower’s real and personal property located in Kankakee County and Will County, Illinois, assignments of leases and rents, and certain deposit accounts maintained with the Lender. The Loan is made pursuant to a Loan and Security Agreement between the Borrower and the Lender, which contains customary representations, warranties, covenants, events of default, and security arrangements. The Company has guaranteed the Borrower’s obligations under the Loan.

The foregoing description is a summary of certain terms of the Note and is qualified in its entirety by reference to the full text of the Note, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

10.1	Promissory Note, dated as of April 24, 2026, by IIP-IL 2 LLC in favor of Generations Bank.
104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2026	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ David Smith
	Name:	David Smith
	Title:	Chief Financial Officer